Acquisition (Allocation of Purchase Price, Internet Security Business) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2013 Internet service company with 80% equity interest owned by Group [Member]	Sep. 30, 2013 Internet service company with 80% equity interest owned by Group [Member] Trade mark [Member]	Sep. 30, 2013 Internet service company with 80% equity interest owned by Group [Member] Technology [Member]
Business Acquisition [Line Items]
Cash				$ 387
Other net assets acquired, excluding intangible assets and related deferred tax liabilities				(9)
Intangible assets					866	2,451
Deferred tax liability				(829)
Goodwill	29,509	4,628	4,580	8,762
Fair value of 20% equity interests owned by Group				(1,831)
Non-controlling interest				(1,831)
Total				$ 7,966